Income taxes	9 Months Ended
Jul. 31, 2020
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Income taxes

Note 8 Income taxes
Tax examinations and assessments
During the third quarter, we received proposal letters (the Proposals) from the Canada Revenue Agency (CRA), in respect of the 2015 taxation year, which suggests that Royal Bank of Canada owes additional taxes of approximately $350 million as they have denied the deductibility of certain dividends. This amount represents the maximum additional taxes owing for that year. The Proposals are consistent with the previously received reassessments, which were described in Note 23 of our 2019 Annual Consolidated Financial Statements. It is possible that the CRA will reassess us for significant additional income taxes for subsequent years on the same basis. In all cases, we are confident that our tax filing position was appropriate and intend to defend ourselves vigorously.